UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 6, 2013

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

773 San Marin Drive, Suite 2215
Novato, California 94998

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 408-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Item 2.01                   Completion of Acquisition or Disposition of Assets.

Item 8.01                   Other Events.

Willis Lease Finance Corporation (the “Company”) previously disclosed, in its report on Form 10-Q filed on November 7, 2013, that the Company entered into an Asset Purchase Agreement for the purchase of certain assets from related party, J.T. Power. On November 6, 2013, the Company issued a news release announcing the acquisition of most of J.T. Power’s inventory of aviation material and aircraft engine assets, as well as the Company’s launch of a new, wholly-owned subsidiary, Willis Aeronautical Services, Inc., in connection with that acquisition.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Amendment No. 1 amends the Current Report on Form 8-K filed on November 12, 2013 to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the initial filing as permitted under Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements & Exhibits.

(a) Financial statements of business acquired

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited consolidated financial statements and related notes of JT Power, LLC and subsidiaries for the year ended December 31, 2012.

Attached hereto as Exhibit 99.3 and incorporated herein by reference are the audited consolidated financial statements and related notes of JT Power, LLC and subsidiaries for the year ended December 31, 2011.

Attached hereto as Exhibit 99.4 and incorporated herein by reference are the unaudited condensed consolidated statements of income, owners’ equity(deficiency), cash flows and related notes of JT Power, LLC and subsidiaries for the nine months ended September 30, 2013 and 2012 and balance sheets as of September 30, 2013 (unaudited) and December 31, 2012.

(b) Pro forma financial information

Attached hereto as Exhibit 99.5 and incorporated herein by reference, we are furnishing the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the fiscal year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet as of September 30, 2013.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Marcum LLP.

23.2	Consent of AKT LLP.

99.1	Press Release issued by Willis Lease Finance Corporation, dated November 6, 2013.

99.2	Audited consolidated financial statements and related notes of JT Power as of and for the year ended December 31, 2012.

99.3	Audited consolidated financial statements and related notes of JT Power as of and for the year ended December 31, 2011.

99.4

Unaudited condensed consolidated statements of income, owners’ equity(deficiency), cash flows and related notes of JT Power as of and for the nine months ended September 30, 2013 and 2012 and balance sheets as of September 30, 2013 (unaudited) and December 31, 2012.

99.5

Unaudited pro forma condensed combined income statement for the nine months ended September 30, 2013 and the fiscal year ended December 31, 2012 and unaudited condensed combined balance sheet as of September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 14, 2014

WILLIS LEASE FINANCE CORPORATION

	By:	/s/ Bradley S. Forsyth
Bradley S. Forsyth
Senior Vice President and
Chief Financial Officer